                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                   FORM 8-K/A
                                (AMENDMENT NO.1)




                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




                                NOVEMBER 2, 1999
                Date of Report (Date of Earliest Event Reported)

                       ARDIS TELECOM & TECHNOLOGIES, INC.


       STATE OF DELAWARE                   0-22636                 2801677
  (State or other Jurisdiction   (Commission File Number)      (IRS Employer
       of Incorporation)                                     Identification No.)


                               8100 JETSTAR DRIVE
                                    SUITE 100
                               IRVING, TEXAS 75063
               (Address of Principal Executive Offices) (Zip Code)



                                  972.929.1920
              (Registrant's Telephone Number, Including Area Code)

         The undersigned registrant hereby amends the following "Item 7. Financial Statements and Exhibits" of its Current Report on Form 8-K filed on November 17, 1999, dated November 2, 1999, to include the following:

ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS

                (a) The following Financial Statements of Business Acquired are annexed hereto:

                        Balance Sheets at September 30, 1999 (unaudited) and December 31, 1998

                        Statements of Operations for the Nine Months Ended September 30, 1999 (unaudited) and 1998 (unaudited) and the Year Ended December 31, 1998

                        Statement of Shareholder's Deficit for the Nine Months Ended September 30, 1999 (unaudited) and the Year Ended December 31, 1998

                        Statements of Cash Flows for the Nine Months Ended September 31, 1999 (unaudited) and 1998 (unaudited) and the Year Ended December 31, 1998

                (b) The following Pro Forma Financial Information is annexed hereto:

                        Pro Forma Condensed Balance Sheet at July 31, 1999 (unaudited)

                        Pro Forma Condensed Statement of Operations for the Nine Months Ended July 31, 1999 (unaudited)

                        Pro Forma Condensed Statement of Operations for the Year Ended October 31, 1998

                (c)     Exhibits.

                        2.1 Asset Purchase Agreement dated, November 2, 1999 between Ardis Telecom & Technologies, Inc., Dial-Thru International Corporation, a Delaware corporation, Dial-Thru International
                                Corporation, a California corporation and John Jenkins, previously filed as Exhibit 2.1 to Ardis' Form 8-K filed November 17, 1999 and incorporated by reference herein.

                        23.1    Consent of King, Griffin & Adamson P.C.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           ARDIS TELECOM & TECHNOLOGIES, INC.



Date:  January 14, 2000                    By:   /s/ Roger D. Bryant
                                                --------------------------------
                                                Roger D. Bryant, Chairman

                       DIAL-THRU INTERNATIONAL CORPORATION

                          INDEX TO FINANCIAL STATEMENTS


                                                                                                Page
                                                                                                ----
REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS                                               F-2

FINANCIAL STATEMENTS

  Balance Sheets at September 30, 1999 (unaudited) and December 31, 1998                        F-3

  Statements of Operations for the nine months ended September 30, 1999 (unaudited) and
    1998 (unaudited) and the year ended December 31, 1998                                       F-4

  Statement of Shareholder's Deficit for the nine months ended September 30, 1999
    (unaudited) and the year ended December 31, 1998                                            F-5

  Statements of Cash Flows for the nine months ended September 30, 1999 (unaudited) and
    1998 (unaudited) and the year ended December 31, 1998                                       F-6

  Notes to Financial Statements                                                                 F-8

PRO FORMA FINANCIAL STATEMENTS

  Pro Forma Condensed Balance Sheet at July 31, 1999 (unaudited)                               F-15

  Pro Forma Condensed Statement of Operations for the Nine Months Ended July 31, 1999
     (unaudited)                                                                               F-16

  Pro Forma Condensed Statement of Operations for the Year Ended October 31, 1998              F-17


               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
         DIAL-THRU INTERNATIONAL CORPORATION

         We have audited the accompanying balance sheet of Dial-Thru International Corporation as of December 31, 1998 and the related statements of operations, shareholder's deficit, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Dial-Thru International Corporation as of December 31, 1998, and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.


                                               /s/ KING GRIFFIN & ADAMSON P.C.

                                                KING GRIFFIN & ADAMSON P.C.


Dallas, Texas
November 23, 1999

                       DIAL-THRU INTERNATIONAL CORPORATION

                                 BALANCE SHEETS
                    SEPTEMBER 30, 1999 AND DECEMBER 31, 1998

                                                                               ASSETS
                                                                              -------
                                                                             (UNAUDITED)
                                                                             September 30,       December 31,
                                                                                  1999               1998
                                                                             ------------        ------------
                                            CURRENT ASSETS
  Cash                                                                       $     38,126        $     54,526
  Accounts receivable trade, net of allowance for doubtful
    accounts of $149,564 and $34,564 in 1999
    and 1998, respectively                                                        560,189             582,646
  Accounts receivable - other                                                       8,928               8,928
  Related party receivable                                                          6,393           1,477,681
  Prepaid and other current assets                                                  1,458               7,149
                                                                             ------------        ------------
            Total current assets                                                  615,094           2,130,930

Property and equipment, net                                                       520,871             655,430

Intangible assets, net                                                              9,750              12,750
                                                                             ------------        ------------

            Total assets                                                     $  1,145,715        $  2,799,110
                                                                             ------------        ------------
                                                                             ------------        ------------

                                                               LIABILITIES AND SHAREHOLDER'S DEFICIT

Current liabilities
  Current portion of capital lease obligation                                $     56,266        $     90,711
  Accounts payable                                                                856,952           1,501,290
  Accrued liabilities                                                              68,325              91,168
  Customer deposit                                                                      -             848,748
  Other payable                                                                   135,500             145,500
                                                                             ------------        ------------
            Total current liabilities                                           1,117,043           2,677,417

Related party payable                                                             381,735             383,675
Capital lease obligation, less current portion                                          -              32,610
                                                                             ------------        ------------

            Total liabilities                                                   1,498,778           3,093,702
                                                                             ------------        ------------

Shareholder's deficit
  Common stock, no par value; 1,000,000 shares authorized;
    100,000 shares issued and outstanding                                           2,500               2,500
  Accumulated deficit                                                            (355,563)           (297,092)
                                                                             ------------        ------------

            Total shareholder's deficit                                          (353,063)           (294,592)
                                                                             ------------        ------------

            Total liabilities and shareholder's deficit                      $  1,145,715        $  2,799,110
                                                                             ------------        ------------
                                                                             ------------        ------------


   The accompanying notes are an integral part of these financial statements.

                       DIAL-THRU INTERNATIONAL CORPORATION

                            STATEMENTS OF OPERATIONS
              FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999 AND 1998
                      AND THE YEAR ENDED DECEMBER 31, 1998

                                                  (UNAUDITED)
                                               NINE MONTHS ENDED                      YEAR ENDED
                                        SEPTEMBER 30,       SEPTEMBER 30,            DECEMBER 31,
                                             1999               1998                     1998
                                        ------------       --------------            ------------
Net revenues                            $  4,831,596       $    2,891,405            $  4,826,514
Cost of revenues                           3,967,269            2,350,829               3,931,103
                                        ------------       --------------            ------------

     Gross profit                            864,327              540,576                 895,411

Operating expenses                           896,512              660,754                 946,184
                                        ------------       --------------            ------------

     Operating loss                          (32,185)            (120,178)                (50,773)

Interest income                                  472                2,615                   2,916
Other income                                       -                    -                     495
Interest expense                             (26,758)             (28,466)                (48,002)
                                        ------------       ---------------           ------------

     Loss before taxes                       (58,471)            (146,029)                (95,364)

Provision for income taxes                         -                    -                       -
                                        ------------       --------------            ------------

     Net loss                           $    (58,471)      $     (146,029)           $    (95,364)
                                        ------------       --------------            ------------
                                        ------------       --------------            ------------


   The accompanying notes are an integral part of these financial statements.

                       DIAL-THRU INTERNATIONAL CORPORATION

                       STATEMENT OF SHAREHOLDER'S DEFICIT
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999
                      AND THE YEAR ENDED DECEMBER 31, 1998

                                                        Common Stock
                                                  ----------------------        Accumulated
                                                   Shares         Amount          Deficit            Total
                                                  ---------     --------        ----------       -----------
Balance at January 1, 1998                          100,000     $  2,500        $ (201,728)      $  (199,228)

  Net loss                                                -            -           (95,364)          (95,364)
                                                  ---------     --------        ----------       -----------

Balance at December 31, 1998                        100,000        2,500          (297,092)         (294,592)

  Net loss (unaudited)                                    -            -           (58,471)          (58,471)
                                                  ---------     --------        -----------      ------------

Balance at September 30, 1999 (unaudited)           100,000     $  2,500        $ (355,563)      $  (353,063)
                                                  ---------     --------        -----------      ------------
                                                  ---------     --------        -----------      ------------




   The accompanying notes are an integral part of these financial statements.

                       DIAL-THRU INTERNATIONAL CORPORATION

                            STATEMENTS OF CASH FLOWS
              FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999 AND 1998
                      AND THE YEAR ENDED DECEMBER 31, 1998

                                                                         (UNAUDITED)
                                                            SEPTEMBER 30,     SEPTEMBER 30,      DECEMBER 31,
                                                                1999              1998               1998
                                                            ------------     ------------        -----------
Cash flows from operating activities
  Net loss from operations                                  $    (58,471)    $   (146,029)       $   (95,364)
  Adjustments to reconcile net loss to net
    cash provided by (used in) operating activities:
    Depreciation and amortization                                151,915           96,832            144,400
    Bad debt expense                                             115,000           10,000             10,000
    Changes in operating assets and liabilities:
      Accounts receivable trade                                  (92,543)        (198,370)          (433,696)
      Accounts receivable - other                                      -           (8,928)            (8,928)
      Prepaid and other current assets                             5,691           29,655             70,765
      Accounts payable                                          (644,338)         488,249          1,150,218
      Accrued liabilities                                        (22,843)          53,751             78,685
      Customer deposit                                            (5,076)         988,590            848,748
      Other payable                                              (10,000)         145,500            145,500
                                                            ------------     ------------        -----------
         Cash flows provided by (used in)
           operating activities                                 (560,665)       1,459,250          1,910,328
                                                            ------------     ------------        -----------

Cash flows from investing activities:
  Purchases of property and equipment                            (14,356)        (418,825)          (445,885)
  Purchases of intangible assets                                       -          (15,000)           (15,000)
                                                            ------------     ------------        -----------
         Cash flows used in investing activities                 (14,356)        (433,825)          (460,885)
                                                            ------------     ------------        -----------

Cash flows from financing activities
  Payments on capital leases                                     (67,055)         (35,571)           (56,679)
  Borrowings from (payments to) related party                     (1,940)         109,225            109,225
  (Advances to) payments from related party                      627,616       (1,058,541)        (1,477,681)
                                                            ------------     ------------        -----------
         Cash flows provided by (used in)
           financing activities                                  558,621         (984,887)        (1,425,135)

Net increase (decrease) in cash                                  (16,400)          40,538             24,308

Cash, beginning of period                                         54,526           30,218             30,218
                                                            ------------     ------------        -----------

Cash, end of period                                         $     38,126     $     70,756        $    54,526
                                                            ------------     ------------        -----------
                                                            ------------     ------------        -----------


   The accompanying notes are an integral part of these financial statements.

Supplemental disclosures for cash flow information:
  Cash paid during the period for:
    Interest                                                $      8,075     $      6,167        $    10,103
                                                            ------------     ------------        -----------
                                                            ------------     ------------        -----------

    Income taxes                                            $         -      $          -        $         -
                                                            ------------     ------------        -----------
                                                            ------------     ------------        -----------

Supplemental non-cash investing and financing information:
  Other payables relieved through assumption of
    liability by related party as satisfaction of
    outstanding receivable                                  $    843,672     $          -        $         -
                                                            ------------     ------------        -----------
                                                            ------------     ------------        -----------

  Capital lease obligations incurred                        $          -     $    180,000        $   180,000
                                                            ------------     ------------        -----------
                                                            ------------     ------------        -----------







   The accompanying notes are an integral part of these financial statements.

                       DIAL-THRU INTERNATIONAL CORPORATION

                          NOTES TO FINANCIAL STATEMENTS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999
                    (UNAUDITED) AND 1998 (UNAUDITED) AND THE
                          YEAR ENDED DECEMBER 31, 1998


1.   NATURE OF OPERATIONS

     Dial Thru International Corporation (the "Company" or "DTI"), a California corporation incorporated on April 25, 1997, provides international call back and dial thru telephone services. The Company operates in a number of countries including South Africa, Germany, and South Korea. DTI is based in Los Angeles, California.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     INTERIM FINANCIAL INFORMATION

     In the opinion of management, the accompanying interim financial statements, which have not been audited, reflect all adjustments necessary to present fairly the results for the interim period. All of the accounting adjustments reflected in the accompanying interim financial statements are of a normal recurring nature. These interim financial statements should be read in conjunction with the Company's annual financial statements.

     The accompanying interim financial statements have been prepared on the accrual basis of accounting in accordance with U.S. generally accepted accounting principles for interim financial information, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities as of September 30, 1999, and revenues and expenses for the nine month periods ended September 30, 1999 and 1998. Actual results may differ from the estimates and assumptions used. The results of operations for the nine month periods presented are not necessarily indicative of the results to be expected for the full years.

     CASH EQUIVALENTS

     For purposes of reporting cash flows, cash equivalents include all highly liquid investments with an original maturity of three months or less.

     ACCOUNTS RECEIVABLE

     The Company extends unsecured credit in the normal course of business to certain of its customers. Management has provided an allowance for doubtful accounts which reflects its opinion of amounts which may ultimately become uncollectible. In the event of non-performance of accounts receivable, the maximum exposure to the Company is the recorded amount shown on the balance sheet.

     PROPERTY AND EQUIPMENT

     Property and equipment are carried at cost. Property and equipment under capital leases are stated at the lower of fair value or the present value of minimum lease payments. Expenditures for maintenance and repairs are charged directly against income. Major renewals and betterments are capitalized.

     Depreciation on property and equipment is calculated on the straight-line method for financial reporting purposes, with useful lives ranging from 3 to 5 years. Property and equipment held under capital leases are amortized straight-line over the shorter of the lease term or estimated useful life of the asset.

     INCOME TAXES

     The Company has elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code. Under those provisions, the Company does not pay federal corporate income taxes on its taxable income. Instead, the stockholders are liable for individual federal income taxes on their respective share of taxable income. Accordingly, federal income taxes are not reflected in the accompanying financial statements.



     USE OF ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                               REVENUE RECOGNITION

     The Company records revenue based on minutes of customer usage. The Company records payments received in advance for prepaid services as deferred revenue until such related services are provided.


3.   PROPERTY AND EQUIPMENT

     Property and equipment at September 30, 1999 and December 31, 1998 consists of the following:

                                                                    (Unaudited)
                                                                    September 30,      December 31,
                                                                        1999               1998
                                                                    ------------       -----------
           Telephone switch equipment                               $    537,809       $   524,307
           Furniture and fixtures                                          8,700             8,700
           Computer equipment                                            101,244           100,390
           Software                                                      180,000           180,000
                                                                    ------------       -----------
                                                                         827,753           813,397
           Less accumulated depreciation and amortization               (306,882)         (157,967)
                                                                    ------------       -----------
                                                                    $    520,871       $   655,430
                                                                    ------------       -----------
                                                                    ------------       -----------

     At September 30, 1999 and December 31, 1998, the gross amount of software and related accumulated amortization recorded under capital leases was as follows:

                                                                     (Unaudited)
                                                                    September 30,      December 31,
                                                                        1999               1998
                                                                    -------------      ------------
           Software, at cost                                        $    180,000       $   180,000

           Less accumulated amortization                                 (80,000)          (35,000)
                                                                    -------------      ------------
                                                                    $    100,000       $   145,000
                                                                    -------------      ------------
                                                                    -------------      ------------

     Amortization of assets held under capital leases is included with depreciation expense. Depreciation and amortization expense for the nine months ended September 30, 1999 and 1998 and the year ended December 31, 1998 was $151,915 (unaudited), $96,832 (unaudited) and $144,400, respectively.

4.   NOTE PAYABLE - OFFICER

     The Company has a note payable to an officer totaling $381,735 (unaudited) and $383,675 at September 30, 1999 and December 31, 1998, respectively. The note bears interest at 10% per annum and payments are made as cash flow permits with the total balance due no later than December 31, 2001.

5.   COMMITMENTS AND CONTINGENCIES

     LEASES

     The Company is obligated under a capital lease for software used in operating the business that expires May 31, 2000. The Company also leases its office facility under an operating lease with an initial two-year term expiring in 1999. The Company moved locations in 1999 and entered into another operating lease expiring in 2000. Rental expense for operating leases was $47,432 (unaudited) and $67,814 for the nine months ended September 30, 1999 and the year ended December 31, 1998, respectively.

     Future minimum lease payments under noncancelable operating leases (including the office facility lease agreement entered into in 1999) and future minimum capital lease payments as of December 31, 1998 are as follows:

                                                                        Capital          Operating
                                                                        Leases             Leases
                                                                      ---------        -----------
                Year ending December 31,
                          1999                                        $  100,172       $    50,627
                          2000                                            33,391            82,020
                                                                      ----------       -----------
                Total minimum lease payments                             133,563       $   132,647
                                                                                       -----------

                Less amount representing interest (at 11.45%)            (10,242)
                                                                      ----------

                Present value of net minimum
                  capital lease payments                                 123,321

                Less current installments of obligations
                  under capital leases                                   (90,711)
                                                                      ----------

                Obligations under capital leases,
                  excluding current installments                      $   32,610
                                                                      ----------

                                   GUARANTEES

     As of September 30, 1999, the Company is obligated as guarantor on a note to a related party for $600,000. $500,000 of the note has been subsequently paid by the related party, and the remaining $100,000 balance is due on January 31, 2000.

6.   RELATED PARTY TRANSACTIONS

     The Company paid certain expenses for a related party in 1998 resulting in a related party receivable totaling $1,477,681 at December 31, 1998. The receivable was paid down to approximately $6,000 in 1999 through cash payments to the Company, payment by the related party of certain of the Company's expenses, and the assumption of a payable due from the Company to an unrelated party.

7.   BUSINESS AND CREDIT CONCENTRATIONS

     The Company has four (unaudited) customers that accounted for 59% (unaudited) of sales for the nine months ended September 30, 1999 and had one customer that accounted for 34% of sales for the year ended December 31, 1998. At September 30, 1999 and December 31, 1998, these customers accounted for 74% (unaudited) and 16% (unaudited), respectively, of total accounts receivable.

8.   YEAR 2000 (UNAUDITED)

     The Year 2000 problem is the result of computer programs being written using two digits rather than four to define the applicable year. During the year ended December 31, 1998, the Company developed and implemented a plan to address the Year 2000 problem, including the evaluation of the Year 2000 readiness of its consultants, vendors, and suppliers, and developed contingency plans where necessary. Management believes its computer systems and applications are Year 2000 compliant.

9.   SUBSEQUENT EVENT

     On November 2,1999, DTI entered into an asset purchase agreement with Ardis Telecom and Technologies, Inc. (Ardis), a reporting public company and a Delaware corporation, whereby substantially all assets and liabilities of DTI were acquired by Dial-Thru International Corporation, a Delaware corporation and wholly-owned subsidiary of Ardis, in exchange for common stock of Ardis.

(b)   Pro Forma Financial Information.

      The unaudited pro forma condensed balance sheet of Ardis Telecom & Technologies, Inc. (the "Company") and Dial-Thru International Corporation ("DTI") as of July 31, 1999, reflects this acquisition as if it had occurred on July 31, 1999. The acquisition has been accounted for using the purchase method of accounting.

      The unaudited pro forma condensed statements of operations for the year ended October 31, 1998 and the nine months ended July 31, 1999 reflect the acquisition as if it had occurred on November 1, 1997.

      The unaudited pro forma condensed balance sheet and statements of operations should be read in conjunction with the separate historical financial statements of the Company and DTI, and related notes appearing elsewhere in this document. The historical statements of operations for DTI included in these pro forma financial statements are for the year ended December 31, 1998 and nine months ended September 30, 1999. The pro forma financial information is not necessarily indicative of the results that would have been reported had such events actually occurred on the dates specified, nor is it necessarily indicative of the future results of the combined entities.

                       ARDIS TELECOM & TECHNOLOGIES, INC.
                 PRO FORMA CONDENSED BALANCE SHEET (UNAUDITED)
                                  July 31, 1999

                                               Ardis Telecom &        Dial-Thru          Pro-Forma
                                              Technologies, Inc.     Intl. Corp.        Adjustments           Pro-Forma
                                              ------------------     -----------        -----------           ---------
                                                      ASSETS
Current assets
    Cash                                          $  2,800,307     $       38,126     $           -         $  2,838,433
    Accounts receivable, net                           274,621            560,189                 -              834,810
    Accounts receivable, other                          27,151              8,928                 -               36,079
    Related party receivable                                 -              6,393                 -                6,393
    Inventory                                          116,522                  -                 -              116,522
    Deposits                                           170,347                  -                 -              170,347
    Prepaid expenses and other                         111,041              1,458                 -              112,499
    Current portion of long-term receivable            267,555                  -                 -              267,555
                                                  ------------     --------------     -------------         ------------

         Total current assets                        3,767,544            615,094                 -            4,382,638
                                                  ------------     --------------     -------------         ------------

Property and equipment, net                          1,050,350            520,871                 -            1,571,221
Long-term receivable, net of current portion           228,581                  -                 -              228,581
Other assets                                            29,401              9,750                 -               39,151
Goodwill                                                     -                  -         1,290,563 (A)        1,290,563
                                                  ------------     --------------     -------------         ------------

Total assets                                      $  5,075,876     $    1,145,715     $   1,290,563         $  7,512,154
                                                  ============     ==============     =============         ============


                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
    Note payable - current                        $    162,000     $            -     $           -         $    162,000
    Current portion of capital lease obligation              -             56,266                 -               56,266
    Trade accounts payable                             179,951            856,952                 -            1,036,903
    Accrued liabilities                                117,240             68,325                 -              185,565
    Deferred revenue                                    12,743                  -                 -               12,743
    Other payable                                            -            135,500                 -              135,500
                                                  ------------     --------------     -------------         ------------

         Total current liabilities                     471,934          1,117,043                 -            1,588,977

Related party payable                                        -            381,735                 -              381,735
Note payable - long-term                               602,500                  -                 -              602,500

Stockholders' equity
    Common stock                                    24,938,974              2,500           935,000 (B) (C)   25,876,474
    Retained earnings                              (20,937,532)          (355,563)          355,563 (B)      (20,937,532)
                                                  ------------     --------------     -------------         ------------

         Total stockholders' equity                  4,001,442           (353,063)        1,290,563            4,938,942
                                                  ------------     --------------     -------------         ------------

Total liabilities and stockholders' equity        $  5,075,876     $    1,145,715     $   1,290,563         $  7,512,154
                                                  ============     ==============     =============         ============

                       ARDIS TELECOM & TECHNOLOGIES, INC.
             PRO FORMA CONDENSED STATEMENT OF OPERATIONS (UNAUDITED)
                  For the nine month period ended July 31, 1999

                                                    Ardis Telecom &         Dial-Thru         Pro-Forma
                                                   Technologies, Inc.      Intl. Corp.       Adjustments        Pro-Forma
                                                   ------------------      -----------       -----------        ---------
REVENUES
Prepaid phone cards                                  $   2,888,846       $           -      $          -     $   2,888,846
Net revenues of call back and dial thru telephone
   services                                                      -           4,831,596                 -         4,831,596
                                                     -------------       -------------      ------------     -------------

         Total revenues                                  2,888,846           4,831,596                 -         7,720,442

COSTS AND EXPENSES
Prepaid phone cards                                      2,691,738                   -                 -         2,691,738
Cost of call back and dial thru telephone
   services                                                      -           3,967,269                 -         3,967,269
Operating expenses                                       2,354,230             896,512            24,198 (A)     3,274,940
                                                     -------------       -------------      ------------     -------------

         Total cost of revenues                          5,045,968           4,863,781            24,198         9,933,947
                                                     -------------       -------------      ------------     -------------
              Net operating loss                        (2,157,122)            (32,185)          (24,198)       (2,213,505)

OTHER INCOME (EXPENSES)
Interest expense                                           (81,187)            (26,758)                -          (107,945)
Interest income                                            116,823                 472                 -           117,295
                                                     -------------       -------------      ------------     -------------

         Total other expenses                               35,636             (26,286)                -             9,350
                                                     -------------       -------------      ------------     -------------

NET LOSS FROM CONTINUING OPERATIONS                     (2,121,486)            (58,471)          (24,198)       (2,204,155)

DISCONTINUED OPERATIONS
Income (loss) from operations of software
   business, net of taxes of $0                            218,376                   -                 -           218,376
Gain on sale of software business, net of taxes
   of $0                                                 4,760,537                   -                 -         4,760,537
                                                     -------------       -------------      ------------     -------------

Net income/(loss)                                    $   2,857,427       $     (58,471)     $    (24,198)    $   2,774,758
                                                     =============       =============      ============     =============

EARNINGS (LOSS) PER SHARE - Basic and diluted:
Continuing operations                                        (0.31)                                                  (0.28)
Discontinued operations                                       0.73                                                    0.64
                                                     -------------                                              ----------

Net earnings                                                  0.42                                                    0.36
                                                     =============                                              ==========

SHARES USED IN THE CALCULATION
   OF PER SHARE AMOUNTS:
Basic common shares                                      6,782,250                                               7,782,250
Dilutive impact of stock options and warrants                    -                                                       -
                                                     -------------                                              ----------

Diluted common shares                                    6,782,250                                               7,782,250
                                                     =============                                              ==========

                       ARDIS TELECOM & TECHNOLOGIES, INC.
            PRO FORMA CONDENSED STATEMENT OF OPERATIONS (UNAUDITED)
                       For the year ended October 31, 1998

                                                    Ardis Telecom &         Dial-Thru         Pro-Forma
                                                   Technologies, Inc.      Intl. Corp.       Adjustments       Pro-Forma
                                                   ------------------      -----------       -----------       ---------
REVENUES
Prepaid phone cards                                  $   2,189,113       $           -      $         -     $   2,189,113

Net revenues of call back and dial thru
   telephone services                                            -           4,826,514                -         4,826,514
                                                     -------------       -------------      -----------     -------------

         Total revenues                                  2,189,113           4,826,514                -         7,015,627

COSTS AND EXPENSES
Prepaid phone cards                                      2,154,962                   -                -         2,154,962
Cost of call back and dial thru telephone services               -           3,931,103                -         3,931,103
Operating expenses                                       1,399.054             946,184           32,264(A)      2,377,502
                                                     -------------       -------------      -----------     -------------

         Total cost of revenues                          3,554,016           4,877,287           32,264         8,463,567
                                                     -------------       -------------      -----------     -------------

                Net operating loss                      (1,364,903)            (50,773)         (32,264)       (1,447,940)

OTHER INCOME (EXPENSES)
Interest expense                                          (155,318)            (48,002)               -          (203,320)
Interest income                                             54,535               2,916                -            57,451
Other income                                                     -                 495                -               495
Loss on disposal of USC                                 (1,155,385)                  -                -        (1,155,385)
                                                     -------------       -------------      -----------     -------------

         Total other expenses                           (1,256,168)            (44,591)               -        (1,300,759)
                                                     -------------       -------------      -----------     -------------

NET LOSS FROM CONTINUING OPERATIONS                     (2,621,071)            (95,364)         (32,264)       (2,748,699)

DISCONTINUED OPERATIONS
Income (loss) from operations of software
   business, net of taxes of $0                           (103,091)                  -                -          (103,091)
Gain on sale of software business, net of taxes
   of $0                                                         -                   -                -                 -
                                                     -------------       -------------      -----------     -------------

Net loss                                             $  (2,724,162)      $     (95,364)     $   (32,264)    $  (2,851,790)
                                                     =============       =============      ===========     =============

EARNINGS (LOSS) PER SHARE - Basic and diluted:
Continuing operations                                        (0.37)                                                (0.34)
Discontinued operations                                      (0.01)                                                (0.01)
                                                     -------------                                          ------------

Net loss                                                     (0.38)                                                (0.35)
                                                     =============                                          ============

SHARES USED IN THE CALCULATION
   OF PER SHARE AMOUNTS:
Basic common shares                                      7,095,937                                              8,095,937
Dilutive impact of stock options and warrants                    -                                                      -
                                                     -------------                                          -------------

Diluted common shares                                    7,095,937                                              8,095,937
                                                     =============                                          =============

Notes to Pro Forma Financial Statements

1.   Pro Forma Condensed Balance Sheet

     For purposes of determining the pro forma effect of the DTI acquisition, the pro forma adjustments described below have been made on the unaudited historical balance sheet of the Company.


     (A)  Goodwill
               Excess of the consideration given for the acquisition
               of DTI over the net assets acquired                 $  1,290,563

     (B)  Acquired deficit
               To eliminate DTI equity acquired
               i   Common stock                                    $      2,500
               ii  Retained deficit                                $    355,563

     (C)  Issuance of 1,000,000 shares of common stock in
          association with the acquisistion of DTI                 $   (937,500)

2.   Pro Forma Condensed Statements of Operations

     For purposes of determining the pro forma effect of the DTI acquisition, the pro forma adjustments described below have been made on the unaudited historical statements of operations of the Company and DTI for the nine month period ended July 31, 1999, and to the audited historical statements of operations of the Company and DTI for the year ended
     October 31, 1998 as if the acquisition had occurred as of November 1, 1997.

                                                                   Year ended               Nine months ended
                                                                October 31, 1998              July 31, 1999
                                                                ----------------              -------------
     (A) Amortization
             Pro forma amortization of goodwill is
             calculated using the straight-line method
             over an estimated useful life of 40 years
                 Amortization of goodwill recorded in
                 connection with the acquisition of DTI              $ 32,264                    $ 24,198